UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JFROG LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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270 E. Caribbean Drive

Sunnyvale, California 94089

(408) 329-1540

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To our Shareholders:

Notice is hereby given that the annual general meeting of shareholders of JFrog Ltd. (the “Company”) is to be held on Thursday, May 13, 2021 at 9:00 a.m., Pacific time, or at any adjournments thereof (the “Annual General Meeting”), at our U.S. headquarters located at 270 E. Caribbean Drive, Sunnyvale, California 94089.

The agenda for the Annual General Meeting is as follows:

(1) To elect as Class I directors the three nominees named in the accompanying proxy statement to serve until our 2024 annual general meeting of shareholders or until their respective successors are duly elected and qualified or until such director’s earlier death, resignation or removal.

(2) To approve and ratify the re-appointment of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, as the independent auditors of the Company for the period ending at the close of the next annual general meeting.

(3) To approve changes to the compensation of Shlomi Ben Haim, our Chief Executive Officer.

(4) To approve changes to the compensation of Yoav Landman, our Chief Technology Officer.

(5) To approve changes to the compensation of Frederic Simon, our Chief Data Scientist.

(6) To transact other business that may properly come before the Annual General Meeting or any adjournments, postponements, or continuations thereof.

In addition, shareholders will consider the Company’s audited financial statements for the year ended December 31, 2020.

These proposals are described more fully in the attached proxy statement, which we urge you to read in its entirety.

The record date for the Annual General Meeting is April 12, 2021 (the “Record Date”). Only shareholders of record at the close of business on that date may vote at the Annual General Meeting or any adjournments, postponements, or continuations thereof. This notice and the accompanying proxy statement and proxy card are being first mailed to shareholders on or about April __, 2021.

The Annual General Meeting is currently scheduled to be held in person. Due to the current circumstances of the COVID-19 pandemic and the related measures and guidelines provided by Santa Clara County, we urge shareholders to vote by proxy. Please note however, that if you do decide to attend the Annual General Meeting in person, we may be required to implement additional safety measures in order to safeguard the orderly proceedings at the meeting. The Company’s directors may be required to participate remotely, or the

Company may decide to hold the Annual General Meeting in a different location or, subject to the requirements of applicable law, the Company may decide to hold a virtual general meeting. We encourage shareholders who plan to attend the Annual General Meeting to check our website at https://investors.jfrog.com prior to the meeting where we will post relevant updates.

If you intend to attend the Annual General Meeting in person, you must notify the Company by submitting your name and the number of registered shares you hold to our General Counsel’s e-mail address eyalbe@jfrog.com and our Investor Relations’ e-mail address investors@jfrog.com by 9:00 a.m. PDT on Tuesday, May 11, 2021. Please read this proxy statement carefully to ensure that you have proper evidence of share ownership as of April 12, 2021, as we will not be able to accommodate guests without such evidence at the Annual General Meeting.

Details regarding how to attend the Annual General Meeting and the business to be conducted at the Annual General Meeting are more fully described in the accompanying notice of annual general meeting of shareholders and proxy statement.

The approval of each of the proposals requires the affirmative vote of the Company’s shareholders holding at least a majority of the Company’s ordinary shares, NIS 0.01 par value per share (the “Shares”), present, in person or by proxy, and voting on the matter.

Your vote is important. Regardless of whether you plan to attend the Annual General Meeting, it is important that your shares be represented and voted at the Annual General Meeting, and we hope you will vote as soon as possible. Prior to the meeting, you may vote by proxy over the Internet, by telephone, or by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet or by telephone, written proxy or voting instruction card will ensure your representation at the Annual General Meeting regardless of whether you attend the Annual General Meeting.

As of March 1, 2021, the Company is not aware of any controlling shareholder.

The Company currently is unaware of any other matters that may be raised at the Annual General Meeting. Should any other matters be properly raised at the Annual General Meeting, the persons designated as proxies shall vote according to their own judgment on those matters.

Thank you for your ongoing support of, and continued interest in, JFrog Ltd.

Sincerely,

Shlomi Ben Haim

Chairman of the Board

Sunnyvale, California

April __, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2021

The proxy statement, proxy card and annual report to shareholders are available at

https://investors.jfrog.com/investor-relations

JFROG LTD.

270 E. Caribbean Dr.

Sunnyvale, California 94089

PROXY STATEMENT FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to the holders of ordinary shares, NIS 0.01 par value per share, of JFrog Ltd., a company organized under the laws of the State of Israel (referred to as “we,” “us,” “our” or the “Company”), in connection with the solicitation by our board of directors of proxies for use at an annual general meeting of shareholders and any postponements, adjournment or continuations thereof, or the Annual General Meeting. The Annual General Meeting will be held on Thursday, May 13, 2021, at 9:00 a.m., Pacific time, or at any adjournments thereof, at our U.S. headquarters located at 270 E. Caribbean Drive, Sunnyvale, California 94089.

At the Annual General Meeting, you will be requested to approve the following matters:

(1) To elect as Class I directors the three nominees named in the accompanying proxy statement to serve until our 2024 annual general meeting of shareholders or until their respective successors are duly elected and qualified or until such director’s earlier death, resignation or removal.

(2) To approve and ratify the re-appointment of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, as the independent auditors of the Company for the period ending at the close of the next annual general meeting.

(3) To approve changes to the compensation of Shlomi Ben Haim, our Chief Executive Officer.

(4) To approve changes to the compensation of Yoav Landman, our Chief Technology Officer.

(5) To approve changes to the compensation of Frederic Simon, our Chief Data Scientist.

(6) To transact other business that may properly come before Annual General Meeting or any adjournments, postponements or continuations thereof.

The record date for the Annual General Meeting is April 12, 2021, or the Record Date. Only shareholders of record at the close of business on that date are entitled to vote at the Annual General Meeting. This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the Annual General Meeting, and any postponements, adjournments or continuations thereof.

By signing and returning the proxy card, you authorize Shlomi Ben Haim, our Chief Executive Officer, or Jacob Shulman, our Chief Financial Officer, to represent you and vote your shares at the Annual General Meeting in accordance with your instructions. Each of the foregoing may also vote your shares to adjourn the Annual General Meeting and will be authorized to vote your shares at any adjournments, postponements, or continuations of the Annual General Meeting.

YOUR VOTE IS VERY IMPORTANT.

JFROG LTD.

PROXY STATEMENT

FOR THE 2021 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To be held at 9:00 a.m., Pacific time, on Thursday, May 13, 2021

The information provided in the “Questions and Answers” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read the entire proxy statement carefully.

QUESTIONS AND ANSWERS

ABOUT THE PROXY MATERIALS AND ANNUAL GENERAL MEETING

Why am I receiving these materials?

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2021 Annual General Meeting of shareholders of the Company and any adjournments, postponements or continuations thereof. The Annual General Meeting will be held on Thursday, May 13, 2021 at 9:00 a.m., Pacific time at 270 E. Caribbean Drive, Sunnyvale, California 94089.

Shareholders as of the Record Date are invited to attend the Annual General Meeting and are requested to vote on the items of business described in this proxy statement. The proxy materials and our 2020 annual report can be accessed online at our Investor Relations website at https://investors.jfrog.com/investor-relations.

What proposals am I voting on?

You are being asked to vote on five proposals:

(1) To elect as Class I directors the three nominees named in the accompanying proxy statement to serve until our 2024 annual general meeting of shareholders or until their respective successors are duly elected and qualified or until such director’s earlier death, resignation or removal.

(2) To approve and ratify the re-appointment of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, as the independent auditors of the Company for the period ending at the close of the next annual general meeting.

(3) To approve changes to the compensation of Shlomi Ben Haim, our Chief Executive Officer.

(4) To approve changes to the compensation of Yoav Landman, our Chief Technology Officer.

(5) To approve changes to the compensation of Frederic Simon, our Chief Data Scientist.

You will also be voting on any other business as may properly come before the Annual General Meeting or any adjournments, postponements, or continuations thereof.

What other matters may be brought before the Annual General Meeting?

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual General Meeting. If any other matters are properly brought before the Annual General Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

In accordance with the Israeli Companies Law 5759-1999 and regulations promulgated thereunder (the “Companies Law”), any shareholder of the Company holding at least one percent of the outstanding voting rights of the Company for the meeting may submit to the Company a proposed additional agenda item for the meeting, to our offices: JFrog Ltd., 270 E. Caribbean Drive, Sunnyvale, California 94089, Attn: General Counsel, no later than April 12, 2021. To the extent that there are any additional agenda items that our board of directors determines to add as a result of any such submission, we will publish an updated agenda and proxy card with respect to the meeting, no later than April 19, 2021, which will be furnished to the Securities and Exchange Commission (the “SEC”), on Form DEFA 14A, and will be made available to the public on the Commission’s website at www.sec.gov.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote “FOR” each of the proposals that are further described in the enclosed proxy statement.

Who is entitled to vote at the Annual General Meeting?

Holders of our ordinary shares as of the close of business on April 12, 2021, the Record Date for the Annual General Meeting are entitled to vote at the Annual General Meeting. Shareholders are not permitted to cumulate votes with respect to the election of directors. Each ordinary share is entitled to one vote on each matter properly brought before the Annual General Meeting. The total number of outstanding ordinary shares, NIS 0.01 par value per share, as of __, was __.

Shareholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Company, LLC, or AST, then you are a shareholder of record. As a shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card, to vote at the Annual General Meeting, or by Internet, by telephone, or by mail by following the instructions on the proxy card.

Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name”. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual General Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. You are also invited to attend the Annual General Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Annual General Meeting unless you obtain a legal proxy from your broker, bank or other nominee, giving you the right to vote the shares as well as a statement from such record holder that it did not vote such shares.

How can I vote my shares?

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in one of the following ways:

•

You may vote by mail. To vote by mail, complete, sign and date the proxy card that accompanies this proxy statement and return it promptly in the postage-prepaid envelope provided. Your completed, signed and dated proxy card must be received prior to the Annual General Meeting.

•

You may vote by telephone. To vote over the telephone, call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. You will be asked to provide the control number from your proxy card. Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Pacific time, on May 12, 2021.

•	You may vote via the Internet. To vote via the Internet, go to www.voteproxy.com to complete an electronic proxy card (have your proxy card in hand when you visit the website) or scan the QR code on the proxy card with your smartphone. You will be asked to provide the control number from your proxy card. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Pacific time, on May 12, 2021.

Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card to their broker, bank or other nominee, or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares at the Annual General Meeting unless you obtain a legal proxy from your broker, bank or other nominee, giving you the right to vote these shares.

Can I change my vote or revoke my proxy?

Shareholder of Record: Shares Registered in Your Name. If you are a shareholder of record, you can change your vote or revoke your proxy by:

•	entering a new vote by telephone or via the Internet (until the applicable deadline for each method as set forth above);

•	returning a later-dated proxy card (which automatically revokes the earlier proxy);

•

providing a written notice of revocation prior to the Annual General Meeting to our general counsel at our principal executive offices as follows: JFrog Ltd., 270 E. Caribbean Drive, Sunnyvale, California 94089, Attn: General Counsel; or

•

attending the Annual General Meeting and voting in-person. Attendance at the Annual General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or cast your vote in-person at the Annual General Meeting.

Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy, Shlomi Ben Haim, our Chief Executive Officer, and Jacob Shulman, our Chief Financial Officer, and have been designated as proxies for the Annual General Meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted electronically at the Annual General Meeting in accordance with the instruction of the shareholder on such proxy. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors on the proposals as described above and, if any other matters are properly brought before the annual general meeting, the shares will be voted in accordance with the proxies’ judgment.

How many votes do I have?

Holders of our ordinary shares are entitled to one vote for each share held as of the Record Date.

What is the quorum requirement for the Annual General Meeting?

A quorum is the minimum number of shares required to be present or represented at the Annual General Meeting for the meeting to be properly held under our amended and restated articles of association and Companies Law. The quorum required for our Annual General Meeting consists of at least two shareholders present in person, by proxy or written ballot who hold or represent between them at least 33 1⁄3% of the total outstanding voting rights, within half an hour of the time fixed for the commencement of the meeting. A meeting adjourned for lack of a quorum shall be adjourned either to the same day in the next week, at the same time and place, to such day and at such time and place as indicated in the notice to such meeting, or to such day and at such time and place as the chairperson of the meeting shall determine. At the reconvened meeting, any number of shareholders present in person or by proxy shall constitute a quorum.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee, as applicable, as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the annual general meeting. Generally, if shares are held in “street name,” the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank or other nominee votes shares on the “routine” matters but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

What matters are considered “routine” and “non-routine”?

Only the ratification of the appointment of EY as our independent registered public accounting firm for our fiscal year ending December 31, 2021 (Proposal No. 2) is considered “routine” under applicable federal securities rules and the Companies Law. The other proposals currently on the agenda for the meeting are considered “non-routine” under applicable federal securities rules and the Companies Law.

What are the effects of abstentions and broker non-votes?

If you submit a proxy but do not indicate any voting instructions, the proxy holders will vote in accordance with the recommendations of our board of directors. If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, the broker, bank or other nominee may generally vote in its discretion on “discretionary” matters. However, if the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-discretionary” matter, it will be unable to vote your shares on that matter. When this occurs, it is generally referred to as a “broker non-vote.”

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the annual general meeting but will not be counted for purposes of determining the number of votes cast on a proposal. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any of the proposals.

What is the voting requirement to approve each of the proposals?

According to our amended and restated articles of association, approval of each proposal requires the majority of the voting power present and voting at the Annual General Meeting or at any adjournments, postponements, or continuations thereof.

This means that the numbers of shares voted “For” the proposal must exceed the numbers of shares voted “Against” the proposal. Abstentions and broker non-votes are not considered votes cast for this purpose, and will have no effect on the vote.

Who will count the votes?

Votes will be counted by the inspector of election appointed for the Annual General Meeting, who will separately count “For” and “Against” votes, abstentions, and broker non-votes.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Shareholder of Record: Shares Registered in Your Name. If you are a shareholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	“FOR” each of the three nominees for Class I director named in this proxy statement;

•	“FOR” the ratification of the appointment of EY as our independent registered public accounting firm for our fiscal year ending December 31, 2021;

•	“FOR” the vote to approve changes to the compensation of Shlomi Ben Haim, our Chief Executive Officer;

•	“FOR” the vote to approve changes to the compensation of Yoav Landman, our Chief Technology Officer; and

•	“FOR” the vote to approve changes to the compensation of Frederic Simon, our Chief Data Scientist.

In addition, if any other matters are properly brought before the Annual General Meeting or any adjournments, postponements, or continuations thereof, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee. Brokers, banks and other nominees holding shares of ordinary shares in “street name” for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole “routine” matter-Proposal No. 2 (ratification of the appointment of EY). Absent direction from you, however, your broker, bank or other nominee will not have the discretion to vote on Proposal No. 1 relating to the election of directors, and Proposal Nos. 3, 4 and 5.

How can I contact JFrog’s transfer agent?

You may contact our transfer agent, AST, by telephone at (800) 937-5449 (toll-free for United States residents), or by email at info@amstock.com. Materials may be mailed to AST at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

How can I attend the Annual General Meeting?

The Annual General Meeting will be held at 270 E. Caribbean Drive, Sunnyvale, California 94089. You will be able to attend the Annual General Meeting. Space for the Annual General Meeting is limited. Therefore, admission will be on a first-come, first-served basis. Registration will open at 8:30 a.m. Pacific time and the Annual General Meeting will begin at 9:00 a.m. Pacific time.

Each shareholder who attends the Annual General Meeting in person should be prepared to present:

•	valid government photo identification, such as a driver’s license or passport; and

•

if you are a street name shareholder, proof of beneficial ownership as of the Record Date, such as your most recent account statement reflecting your share ownership as of that date, along with a copy of the voting instruction card provided by your broker, bank, trustee or other nominee or similar evidence of ownership.

•

The Annual General Meeting is currently scheduled to be held in person. Due to the current circumstances of the COVID-19 pandemic and the related measures and guidelines imposed by Santa Clara County, we urge shareholders to vote by proxy. Please note however, that if you do decide to attend the Annual General Meeting in person, we may be required to implement additional safety measures in order to safeguard the orderly proceedings at the meeting. The Company’s directors may be required to participate remotely, or the Company may decide to hold the Annual General Meeting in a different location or, subject to the requirements of applicable law, the Company may decide to hold a virtual general meeting. We encourage shareholders who plan to attend the Annual General Meeting to check our website at https://investors.jfrog.com prior to the meeting where we will post relevant updates and instructions.

Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner of shares that are held in “street name” at the close of business on the Record Date, you may not vote your shares at the Annual General Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the shareholder of record with respect to your shares. You may still attend the Annual General Meeting even if you do not have a legal proxy.

Use of cameras, recording devices, computers and other electronic devices, such as smart phones and tablets, will not be permitted at the Annual General Meeting. Photography and video are prohibited at the Annual General Meeting.

How are proxies solicited for the Annual General Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Annual General Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Where can I find the voting results of the Annual General Meeting?

We will announce preliminary voting results at the Annual General Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

What does it mean if I receive more than one set of printed materials?

If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed materials, as applicable, to ensure that all of your shares are voted.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials and annual report, to multiple shareholders who share the same address unless we receive contrary instructions from one or more of the shareholders. This procedure reduces our printing and mailing costs. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials and annual report, to any shareholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

JFrog Ltd.

Attention: Investor Relations

270 E, Caribbean Drive

Sunnyvale, CA 94089

Tel: (408) 329-1540

Shareholders who hold shares in street name may contact their broker, bank or other nominee to request information about householding.

Is there a list of shareholders entitled to vote at the Annual General Meeting?

The names of shareholders of record entitled to vote at the Annual General Meeting will be available from our General Counsel for ten days prior to the meeting for any purpose germane to Annual General Meeting, between the hours of 9:00 a.m. and 4:30 p.m., Pacific time, at our corporate headquarters located at 270 E. Caribbean Drive, Sunnyvale, California 94089. Please contact our General Counsel by sending an email to eyalbe@jfrog.com and our Investor Relations at investors@jfrog.com a reasonable time in advance to make appropriate arrangements, but in no event less than 48 hours in advance of your desired visiting time.

When are shareholder proposals due for next year’s annual general meeting?

Please see the section entitled Shareholder Proposal Deadlines for 2022 Annual General Meeting in this proxy statement for more information regarding the deadlines for the submission of shareholder proposals for our 2022 annual general meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board of Directors

Our board of directors is currently comprised of nine members. Our board of directors consists of three classes of directors, each serving staggered three-year terms. Upon expiration of the term of a class of directors, directors in that class will be elected for a three-year term at the annual general meeting of shareholders in the year in which that term expires. Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

The following table sets forth the names, ages, and certain other information for each of the directors with terms expiring at the annual general meeting (including those who are also nominees for election as a director at the annual general meeting) and for each of the continuing members of our board of directors. All information is as of March 1, 2021.

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees for Director
Shlomi Ben Haim	I	51	Co-Founder, Chief Executive Officer and Director	2008	2021	2024
Jessica Neal(2)	I	44	Director	2020	2021	2024
Jeff Horing(2)	I	56	Director	2018	2021	2024
Continuing Directors
Frederic Simon	II	50	Co-Founder, Chief Data Scientist and Director	2008	2022	—
Andy Vitus(1)	II	47	Director	2016	2022	—
Barry Zwarenstein(1)	II	72	Director	2020	2022	—
Elisa Steele(1)(3)	III	54	Director	2020	2023	—
Yoav Landman	III	49	Co-Founder, Chief Technology Officer and Director	2008	2023	—
Yossi Sela(2)(3)	III	68	Lead Independent Director	2012	2023	—

(1)	Member of audit committee
(2)	Member of compensation committee
(3)	Member of nominating and corporate governance committee

Nominees for Director

Shlomi Ben Haim. Mr. Ben Haim is one of our co-founders and has served as a member of our board of directors and as our Chief Executive Officer since April 2008 and as Chairman of our board of directors since January 2020. From October 2000 to June 2009, he was with AlphaCSP Ltd. (“AlphaCSP”), a company implementing software applications that was acquired by Malam Group, most recently as Chief Executive Officer from June 2006 to June 2009 and as an executive director from October 2000 to June 2006. Prior to joining AlphaCSP, Mr. Ben Haim served in the Israeli Air Force from October 1988 to October 2000 where he led several military units and reached the rank of Major. Mr. Ben Haim holds a B.A. in Business Administration and Management from Ben-Gurion University of the Negev, Israel and an M.Sc. from Clark University.

We believe that Mr. Ben Haim is qualified to serve on our board of directors because of the perspective and experience he brings as our co-founder and Chief Executive Officer.

Jessica Neal. Ms. Neal has served as a member of our board of directors since March 2020. She has served in various executive positions at Netflix, Inc., a media-services provider and production company, including as Chief Talent Officer since October 2017, Vice President of Talent from June 2017 to October 2017 and Vice President of Talent and Talent Acquisition from May 2006 to September 2013. From September 2015 to June 2017, Ms. Neal served as Chief People Officer at Scopely, Inc., an interactive entertainment company and mobile games developer and publisher. From October 2013 to July 2015, she served as Vice President- Talent at Coursera Inc., an online learning platform. Ms. Neal holds a B.F.A. in Fine Arts from The Visual School of Visual Arts New York City.

We believe that Ms. Neal is qualified to serve on our board of directors because of her knowledge and experience in the software industry and professional experience as an executive of various technology companies.

Jeff Horing. Jeff Horing has served as a member of our board of directors since September 2018. He has been a Managing Director of Insight Venture Partners (“Insight Ventures”), a private equity investment firm he co-founded, since 1995. Since September 2014, Mr. Horing has served on the board of directors of Alteryx, Inc., a software company, and since February 2015, Mr. Horing has served on the board of directors of nCino, Inc., a financial technology company. In addition, Mr. Horing currently serves on the board of directors of several privately held companies. He holds a B.S. and B.A. from the University of Pennsylvania’s Moore School of Engineering and the Wharton School, respectively, and an M.B.A. from the M.I.T. Sloan School of Management.

We believe that Mr. Horing is qualified to serve on our board of directors because of his corporate finance and business expertise gained from his experience in the venture capital industry, including his time spent serving on boards of directors of various technology companies and familiarity with Israeli companies.

Continuing Directors

Yossi Sela. Yossi Sela has served as a member of our board of directors since May 2012 and as our lead independent director since January 2020. He has been with Gemini Israel Ventures, a venture capital fund, since January 1993 and Managing Partner since 1999 and the Chairman of Bridges Israel, an impact investment fund, since March 2018. Mr. Sela currently serves on the board of directors of several privately held companies. He holds a B.Sc. in Electrical Engineering from the Technion - Israel Institute of Technology, Israel and an M.B.A. from Tel Aviv University, Israel.

We believe that Mr. Sela is qualified to serve on our board of directors because of his business expertise gained from his experience in the venture capital industry, including his time spent serving on boards of directors of various companies and familiarity with Israeli companies.

Andy Vitus. Mr. Vitus has served as a member of our board of directors since January 2016. He joined Scale Venture Partners, a venture capital fund, in January 2003, and has served as a Partner of the firm since April 2010. Mr. Vitus currently serves as a director of several privately held companies. He holds a B.S. in Electrical Engineering from the University of Cape Town and an M.S. in Electrical Engineering from Stanford University.

We believe that Mr. Vitus is qualified to serve on our board of directors because of his business expertise gained from his experience in the venture capital industry.

Barry Zwarenstein. Barry Zwarenstein has served as a member of our board of directors since January 2020. He has served as Chief Financial Officer of Five9, Inc., a provider of cloud software for contact centers, since January 2012 and as Interim Chief Executive Officer from December 2017 to May 2018. Mr. Zwarenstein served as Senior Vice President and Chief Financial Officer of SMART Modular Technologies, Inc., a designer, manufacturer and supplier of electronic subsystems to original equipment manufacturers acquired by Silver Lake Partners in August 2011, and previously served as director of Dealertrack Technologies, Inc. Since July 2020,

Mr. Zwarenstein has served on the board of directors of Aria Systems, Inc., a provider of a cloud-based billing and monetization platform. Since August 2020, Mr. Zwarenstein has served on the board of directors of On24, Inc., a provider of a cloud-based digital experience platform used to market products and services. Mr. Zwarenstein holds a Bachelor of Commerce from the University of KwaZulu-Natal, South Africa and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Zwarenstein is qualified as a Chartered Accountant, South Africa

We believe that Mr. Zwarenstein is qualified to serve on our board of directors because of his corporate finance and business expertise.

Elisa Steele. Ms. Steele has served as a member of our board of directors since March 2020. Ms. Steele previously served as Chief Executive Officer of Namely, Inc., (“Namely”) a financial and human capital management software company, from August 2018 to July 2019. Prior to joining Namely, Ms. Steele, served as Chief Executive Officer and President of Jive Software, Inc. (“Jive Software”) a communication and collaboration software company acquired by Aurea Software, Inc., from February 2015 to July 2017. From January 2014 to February 2015, Ms. Steele served in various executive positions at Jive Software, including President; Executive Vice President, Strategy and Chief Marketing Officer; and Executive Vice President, Marketing and Products. Prior to joining Jive Software, from August 2013 to December 2013, she served as Corporate Vice President and Chief Marketing Officer of Consumer Applications and Services at Microsoft Corporation, a provider of software, services and solutions. Ms. Steele joined Microsoft through its acquisition of Skype, an Internet communications company, where she served as Chief Marketing Officer from July 2012 to August 2013. Since 2017, Ms. Steele has served on the board of directors of Splunk Inc., a provider of real-time operational intelligence software. Since 2018 Ms. Steele has served as Chairman of the board of directors of Cornerstone OnDemand, Inc., a learning and human capital management software company. Since July 2020, Ms. Steele has served on the board of directors of Bumble Inc., an online dating platform. Ms. Steele holds a B.S. in Business Administration from the University of New Hampshire and holds an M.B.A. from San Francisco State University.

We believe that Ms. Steele is qualified to serve on our board of directors because of her knowledge and experience in the software industry and professional experience as an executive of various technology companies.

Yoav Landman. Mr. Landman is one of our co-founders and has served as a member of our board of directors and as our Chief Technology Officer since April 2008. From January 2002 to December 2008, he was with AlphaCSP, where he served as a Senior Consultant and as a member of management. Mr. Landman is also the creator of JFrog Artifactory. Mr. Landman holds a Masters of Computing from The Royal Melbourne Institute of Technology, Australia and an LL.B. from the University of Haifa, Israel.

We believe that Mr. Landman is qualified to serve on our board of directors because of the perspective and experience he brings as our co-founder and Chief Technology Officer.

Frederic Simon. Mr. Simon is one of our co-founders and has served as a member of our board of directors since April 2008 and numerous other roles including as our Chief Architect from April 2008 to August 2013, Chief Presale Engineer from August 2013 to July 2018, and most recently as Chief Data Scientist since January 2019. Prior to joining us, Mr. Simon co-founded AlphaCSP where he was global Chief Technology Officer from September 1998 to September 2000 and main consultant for the Israel branch from October 2000 to July 2008.

He holds a first degree from Prytanée National Militaire de La Flèche in France and a Masters in Computer Science from École Centrale de Lille, France.

We believe that Mr. Simon is qualified to serve on our board of directors because of the perspective and experience he brings as a co-founder and his knowledge of the industry in which we operate.

Director Independence

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, and considering the relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, our board of directors has determined that each of our directors, other than Messrs. Landman, Simon, and if elected, Mr. Ben Haim, is an “independent director” as defined under the rules of the Nasdaq Global Select Market. In addition, our board of directors determined that Messrs. Zwarenstein and Vitus and Ms. Steele, who are members of our audit committee, satisfy the enhanced independence standards for audit committee members established by applicable SEC rules and the rules of the Nasdaq Global Select Market. Our board of directors has determined that Messrs. Sela and Horing, and Ms. Neal, who are members of our compensation committee, satisfy the enhanced independence standards for compensation committee members established by applicable SEC rules and the rules of the Nasdaq Global Select Market. Our board of directors has determined that Mr. Sela and Ms. Steele, who are members of our nominating and corporate governance committee, satisfy the independence standards for nominating and corporate governance committee members established by applicable SEC rules and the rules of the Nasdaq Global Select Market.

Frederic Simon, our Co-Founder, Chief Data Scientist and member of our board of directors, is married to the sister of Shlomi Ben Haim, our Co-Founder, Chief Executive Officer, and member of our board of directors. There are no other family relationships among any of our directors or executive officers.

Board Leadership Structure

Our board of directors has adopted corporate governance guidelines that provide that if the board of directors does not have an independent chairperson, the board of directors will appoint a lead independent. The lead independent director will be responsible for calling separate meetings of the independent directors, determining the agenda and serving as chair of meetings of independent directors, reporting to the chairperson of the board of directors regarding feedback from executive sessions, serving as spokesperson for the company as requested, and performing such other responsibilities as may be designated by a majority of the independent directors from time to time. Our lead independent director is Yossi Sela.

Role of Board in Risk Oversight Process

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the company faces, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. Our board of directors reviews strategic and operational risk in the context of discussions, question and answer sessions, and reports from the management team at each regular board meeting, receives reports on all significant committee activities at each regular board meeting, and evaluates the risks inherent in significant transactions. Our audit committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and also, among other things, discusses and reviews with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our nominating and corporate governance committee assists our board of directors in fulfilling its oversight responsibilities with respect to risks relating to our corporate governance practices, the qualifications and independence of the board of directors and potential conflicts of interest. Our compensation committee assesses risks relating to our executive compensation plans and arrangements, whether our compensation policies and programs have the potential to encourage excessive risk taking, and whether different compensation policies and practices could mitigate any such risk taking.

Our board of directors believes its current structure serves as a flexible framework within which our board of directors and its committees operate, subject to the requirements of applicable law and regulations. Under these guidelines, it is our policy that the positions of chairman of the board of directors and Chief Executive Officer may be held by the same person (subject to approval by our shareholders pursuant to the Companies Law). Under such circumstance, the guidelines also provide that the board of directors shall designate an independent director to serve as lead independent director who shall, among other things, discuss the agenda for board meetings with the chairman and approve such agenda, and chair executive sessions of the independent directors.

Board Meetings and Committees

During our fiscal year ended December 31, 2020, our board of directors held fourteen meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served. We do not have a formal policy regarding attendance by members of our board of directors at annual general meetings of shareholders, but we strongly encourage our directors to attend.

Our board of directors has established a standing audit committee, a standing compensation committee, and a standing nominating and corporate governance committee. Each of the committees has the composition and the responsibilities described below.

Audit Committee

Our audit committee currently consists of Messrs. Zwarenstein and Vitus and Ms. Steele, with Mr. Zwarenstein serving as chairperson. Each of Messrs. Zwarenstein and Vitus and Ms. Steele meet the requirements for independence under the listing standards of Nasdaq and the applicable rules and regulations of the SEC. In addition, our board of directors has determined that Mr. Zwarenstein is an audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K under the Securities Act.

Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems and our legal and regulatory compliance. Our audit committee also:

•	Retains, oversees, compensates, evaluates and terminates our independent auditors, subject to the approval of the board of directors, and in the case of retention, to that of the shareholders;

•

approves or, as required, pre-approves, all audit, audit-related and all permitted non-audit services and related fees and terms, other than de minimis non-audit services, to be performed by the independent registered public accounting firm;

•

oversees the accounting and financial reporting processes of our company and audits of our financial statements, the effectiveness of our internal control over financial reporting and prepares such reports as may be required of an audit committee under the rules and regulations promulgated under the Exchange Act;

•

reviews with management, and our independent auditor, as applicable, our annual, semi-annual and quarterly audited and unaudited financial statements prior to publication and/or filing (or submission, as the case may be) to the SEC;

•

recommends to the board of directors the retention, promotion, demotion and termination of the internal auditor, and the internal auditor’s engagement fees and terms, in accordance with the Companies Law;

•	approves the yearly or periodic work plan proposed by the internal auditor;

•

reviews with our general counsel and/or external counsel, as deemed necessary, legal or regulatory matters that could have a material impact on the financial statements or our compliance policies and procedures;

•

reviews policies and procedures with respect to transactions (other than transactions related to the compensation or terms of services) between the company and officers and directors, or affiliates of officers or directors, or transactions that are not in the ordinary course of the company’s business;

•	reviews and approves any engagements or transactions that require the audit committee’s approval under the Companies Law.

•	Receives and retains reports of suspected business irregularities and legal compliance issues, and suggests to the board of directors remedial courses of action; and

•	establishes procedures for the handling of employee’s complaints as to the management of our business and the protection to be provided to such employees

Our audit committee operates under a written charter approved by our board of directors that satisfies the listing standards of Nasdaq and the applicable rules and regulations of the SEC. The charter is available on our website at https://investors.jfrog.com/. Our audit committee held five meetings during 2020.

Compensation Committee

Our compensation committee currently consists of Messrs. Sela and Horing and Ms. Neal, with Ms. Neal serving as the chairperson, each of whom meets the requirements for independence under the listing standards of Nasdaq and the applicable rules and regulations of the SEC. Each member of our compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, or Rule 16b-3.

In accordance with the Companies Law, the roles of the compensation committee are, among others, as follows:

•

recommend to the board of directors with respect to the approval of the compensation policy (the “Compensation Policy”) for office holders (as defined below) and, once every three years, regarding any extensions to a compensation policy that was adopted for a period of more than three years;

•	review the implementation of the Compensation Policy and periodically recommend to the board of directors with respect to any amendments or updates to the Compensation Policy;

•	resolve whether or not to approve arrangements with respect to the terms of office and employment of office holders; and

•	exempt, under certain circumstances, transactions with our Chief Executive Officer from the approval of the annual general meeting of our shareholders.

An office holder is defined in the Companies Law as a general manager, chief business manager, deputy general manager, vice general manager, any other person assuming the responsibilities of any of these positions regardless of such person’s title, a director and any other manager directly subordinate to the general manager.

Our compensation committee oversees our corporate compensation programs. Our compensation committee also:

•

oversees the development and implementation of compensation policies in accordance with the requirements of the Companies Law as well as other compensation policies, incentive-based compensation plans, and the implementation of such policies, and recommends to our board of directors any amendments or modifications the committee deems appropriate, including as required under the Companies Law;

•

reviews and approves the grants of options and other incentive awards to the Chief Executive Officer and other executive officers, including reviewing and approving corporate goals and objectives and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, including evaluating their performance in light of such goals and objectives;

•	approves and exempts certain transactions regarding office holders’ compensation pursuant to the Companies Law;

•	assists the board of directors with administering our equity-based compensation plans; and

•

selects, engages, compensates and terminates compensation consultants, legal counsel, financial advisors and such other advisors as it deems necessary and advisable to assist the committee in carrying out its responsibilities and functions.

Our compensation committee operates under a written charter approved by our board of directors and that satisfies the applicable rules and regulations of the SEC and the Nasdaq listing rules. The charter is available on our website at https://investors.jfrog.com/. Our compensation committee held five meetings during 2020.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee currently consists of Mr. Sela and Ms. Steele, with Ms. Steele serving as the chairperson, each of whom meets the requirements for independence under the listing standards of Nasdaq and the applicable rules and regulations of the SEC.

Our nominating and corporate governance committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. Our nominating and corporate governance committee also:

•	identifies and evaluates the qualifications of, or makes recommendations to our board of directors regarding, proposed nominees for election to our board of directors and its committees;

•	consistent with the criteria approved by our board of directors and qualification requirements under the Companies Law;

•	facilitates the annual performance review of our board of directors and of its committees;

•	considers and makes recommendations to our board of directors regarding the composition, organization and governance of our board of directors and its committees; and

•	develops, evaluates and makes recommendations to our board of directors regarding corporate governance practices.

Our nominating and corporate governance committee operates under a written charter approved by our board of directors and that satisfies the applicable rules and regulations of the SEC and the Nasdaq listing rules. The charter is available on our website at https://investors.jfrog.com/. Our nominating and corporate governance committee held one meeting in 2020.

Compensation Committee Interlocks and Insider Participation

During 2020, our compensation committee was comprised of Messrs. Sela and Horing and Ms. Neal. Ms. Neal is the chairperson of our compensation committee. None of the members of our compensation committee is an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Considerations in Evaluating Director Nominees

In its evaluation of director candidates, including the members of the board of directors eligible for re-election, our nominating and corporate governance committee considers the current composition, organization and governance of the board, the needs of the board and its respective committees, and the desired board qualifications, expertise and characteristics, such as character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on the board and skills that are complementary to the board, an understanding of the Company’s business, an understanding of the responsibilities that are required of a member of the board, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the board.

Consistent with criteria approved by the board of directors and the qualification requirements set forth under the Israeli Companies Law, our nominating and corporate governance committee evaluates each individual in the context of the membership of the board of directors as a group, with the objective of having a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of viewpoints and experience in the various areas. Each director should be an individual of high character and integrity. The board of directors annually evaluates the performance of the board of directors and its committees. Our nominating and corporate governance committee reviews the self-assessment questionnaires to evaluate the performance of individual members. In determining whether to recommend a director for re-election, our nominating and corporate governance committee also considers the director’s participation in and contributions to the activities of the board of directors and the company, the director’s other time commitments, and other qualifications and characteristics determined by the board of directors.

After completing their review and evaluation of director candidates, in accordance with the rules of the Nasdaq Global Select Market and the Israeli Companies Law, our nominating and corporate governance committee will recommend a director nominee for selection by our board of directors. Our board of directors has the final authority in determining the selection of director candidates for nomination to our board of directors.

Shareholder Recommendations for Nominations to Our Board of Directors

From time to time shareholders may present proposals, including to nominate a candidate to serve on our board of directors that may be proper subjects to add to the agenda for consideration at a general meeting of shareholders. Under Section 66(b) of the Companies Law and the regulations thereto, shareholders who meet the conditions set out in that section, specifically – holding, in the aggregate, at least 1% of the voting power in the Company – may submit a request to include an item to the agenda within 7 days following our notice of convening a shareholders’ general meeting at which directors are to be elected and certain other proposals are to be considered, provided the requested item is appropriate for presentation at a general meeting and for consideration by the shareholders.

In addition, shareholder proposals may be submitted for inclusion in a proxy statement under Rule 14a-8 under the Exchange Act. In accordance with the Companies Law, the deadline for submission of shareholder proposals for inclusion in our proxy materials for the 2021 annual general meeting of shareholders is April 12, 2021; however, if the date of the 2021 Annual General Meeting is changed by more than 30 days from the date of the last annual general meeting, the proposal must be received no later than a reasonable time before we begin to print and send our annual proxy materials. In addition, Rule 14a-8 proposals must otherwise comply with the requirements of the rule.

Any nomination should be sent in writing to JFrog Ltd., 270 E. Caribbean Drive, Sunnyvale, CA 94089, Attn: General Counsel. Please see the section entitled “Shareholder Proposal Deadlines for 2022 Annual General Meeting” in this proxy statement for more information.

Communications with the Board of Directors

In cases where shareholders wish to communicate directly with our non-management directors, messages can be sent to our Chairman of the Board at JFrog Ltd., 270 E. Caribbean Drive, Sunnyvale, CA 94089, with copies sent to our General Counsel and Chief Financial Officer at JFrog Ltd., 270 E. Caribbean Drive, Sunnyvale, CA 94089. Our General Counsel will, in consultation with appropriate directors as necessary, review incoming shareholder communications and decide whether a response to any shareholder or interested party communication is necessary.

This procedure does not apply to (i) communications to non-management directors from our officers or directors who are shareholders or (ii) shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are discussed further in the section entitled “Shareholder Proposal Deadlines for 2022 Annual General Meeting” in this proxy statement.

Code of Business Conduct and Ethics

Our board of directors has adopted a written code of business conduct and ethics that applies to all of our employees, officers and directors, including our chief executive officer, chief financial officer, and other executive and senior financial officers. The full text of our code of business conduct and ethics is available on the corporate governance section of our website, which is located at https://investors.jfrog.com/corporate-governance/overview. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Non-Employee Director Compensation Policy

In September 2020, our board of directors and shareholders approved a non-employee director compensation policy that became effective on the effective date of the registration statement related to our initial public offering. Pursuant to our non-employee compensation policy, each non-employee director is eligible to receive compensation for his or her service consisting of cash retainers and equity awards. Our board of directors or our compensation committee has the discretion to amend, suspend or terminate the non-employee director compensation policy as it deems necessary or appropriate, subject to the terms of our Compensation Policy and the Companies Law.

Cash Compensation

All non-employee directors are entitled to receive the following annual cash compensation for their services:

Board member;	$30,000
Lead non-employee director:	$10,000
Audit committee chair:	$20,000
Member of audit committee:	$10,000
Compensation committee chair:	$15,000
Member of compensation committee:	$6,000
Nominating and governance committee chair:	$7,500
Member of nominating and governance committee:	$4,000

For clarity, each non-employee director who serves as the chair of a committee receives only the additional annual fee for services as the chair of the committee and not the additional annual fee for services as a member of the committee while serving as such chair, provided that the non-employee director who serves as the lead non-employee director receives the annual fee for services as the lead non-employee director and the annual fee for services as a board member.

Each annual cash retainer and additional annual fee is paid quarterly in arrears on a prorated basis to each non-employee director who served in the relevant capacity at any point during the immediately preceding fiscal quarter, and such payment is made no later than 30 days following the end of such immediately preceding fiscal quarter.

Equity Compensation

Non-employee directors are entitled to receive all types of awards other than incentive stock options under our 2020 Equity Incentive Plan (the “2020 Plan”), including discretionary awards not covered under the non-employee director compensation policy. Nondiscretionary, automatic grants of equity awards are made to our non-employee directors as follows:

•

Initial Award. Each person who first becomes a non-employee director after the effective date of the policy (either by election or appointment) will be granted an equity award on the first trading day on or after such individual first becomes a non-employee director as follows: (i) with respect to each individual who first becomes a non-employee director on or prior to the one year anniversary of the effective date of the policy, the initial award will consist of options to purchase our ordinary shares with a value of $350,000, with any resulting fractional shares rounded down to the nearest whole share; and (ii) with respect to each individual who first becomes a non-employee director after the one year anniversary of the effective date of the policy, the initial award will consist of restricted share units with a value of $350,000, with any resulting fractional shares rounded down to the nearest whole share. Each such initial award will vest as to 1/12th of the shares subject to such initial award on each three month anniversary of the applicable non-employee director’s initial start date on the same day of the month as such start date, in each case subject to the non-employee director continuing to be a member of our board of directors through the applicable vesting date.

•

Annual Award. Each non-employee director who has completed at least six months of continuous service as a non-employee director as of the date of each annual general meeting of our shareholders will be granted an award of restricted share units on the first trading day immediately following such annual general meeting with a value of $175,000, with any resulting fractional shares rounded down to the nearest whole share. Each such annual award will be scheduled to vest as to 1/4th of the shares subject to the annual award on each three month anniversary of the date of grant on the same day of the month as such date of grant, in each case subject to the non-employee director continuing to be a member of our board of directors through the applicable vesting date.

The “value” for the awards of options or restricted share units described above means the grant date fair value determined in accordance with U.S. generally accepted accounting principles, or such other methodology as our board of directors or our compensation committee may determine prior to the grant of the applicable award.

Pursuant to our non-employee director compensation policy, in the event of our merger or sale, each outstanding and unvested equity award held by a non-employee director will accelerate and fully vest, subject to the director continuing to provide services to us as a non-employee director through the date of such merger or sale. In the event of any dividend or other distribution, recapitalization, share split, reverse share split, reorganization or other similar change in corporate structure of the company, the board of directors will adjust the number of shares issuable pursuant to awards under the policy in order to prevent diminution or enlargement of benefits intended to be made available under the policy.

Director Compensation Table

The following table provides information regarding compensation of our non-employee directors for service as directors, for the year ended December 31, 2020. Each non-employee director’s reasonable, customary and properly documented travel expenses to attend board meetings is reimbursed by the company.

Name	Fees Earned or Paid in Cash($)	Option Awards ($)(1)	Stock Awards ($)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jessica Neal(2)	13,125	556,700	—	—	—	—	569,825
Jeff Horing	10,500	—	—	—	—	—	10,500
Yossi Sela	14,583	—	—	—	—	—	14,583
Andy Vitus	11,667	—	—	—	—	—	11,667
Barry Zwarenstein(2)	14,583	548,355	—	—	—	—	562,938
Elisa Steele(2)	13,854	556,700	—	—	—	—	570,554

(1)

Amounts reported represent the aggregate grant date fair value in accordance with authoritative accounting guidance on share-based compensation. The fair value of each share option grant is estimated on the date of grant using the Black-Scholes option pricing model. For more detailed discussion on the valuation model and assumptions used to calculate the fair value of our options, refer to Note 2 of the “Notes to Financial Statements” included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(2)

As of December 31, 2020, Ms. Neal, Mr. Zwarenstein, and Ms. Steele each held outstanding share options, each of which originally covered 50,000, and each of which vests in 16 equal quarterly installments in accordance with each three-month anniversary of the respective director’s initial start date, in each case subject to the director continuing to be a member of our board of directors through the applicable vesting date. Mr. Zwarenstein exercised 6,250 shares subject to his option and then transferred to 3,125 shares to each of Stone River A LLC and Stone River Z LLC.

PROPOSAL NUMBER 1

ELECTION OF CLASS I DIRECTORS

Our board of directors is currently comprised of nine directors and is divided into three staggered classes of directors. At the Annual General Meeting, three Class I directors will be elected to our board of directors by the holders of our ordinary shares to succeed the same class whose term is then expiring. Each director’s term continues until the expiration of the term for which such director was elected or until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

External directors

Under the Companies Law, Israeli public companies are generally required to appoint at least two external directors, who need to meet certain criteria and be appointed according to a specific procedure. However, according to the Israeli Companies Regulations (Relief for Companies whose Securities are Listed for Trading on a Stock Exchange Outside Israel), 2000, or the Relief Regulations, a company whose shares are traded on certain stock exchanges outside Israel (including the Nasdaq Global Select Market, such as us) that does not have a controlling shareholder and that complies with the requirements of the laws of the foreign jurisdiction where the company’s shares are listed, as they apply to domestic issuers, with respect to the appointment of independent directors and the composition of the audit committee and compensation committee, may elect to exempt itself from the requirements of Israeli law with respect to among other things (i) the requirement to appoint external directors and that one external director serve on each committee of the board of directors; and (ii) certain limitations on the employment or service of an external director or his or her spouse, children or other relatives, following the cessation of his or her service as an external director, by or for the company, its controlling shareholder or an entity controlled by the controlling shareholder. Prior to the effectiveness of our initial public offering, our board decided to opt out of these requirements.

Under the Relief Regulations, these concessions will continue to be available to us so long as (i) our shares are traded on a U.S. stock exchange, including the Nasdaq Global Select Market; (ii) we do not have a “controlling shareholder” (as such term is defined under the Companies Law), and (iii) we comply with the majority board independence requirements and audit committee and compensation committee requirements under U.S. laws applicable to U.S. domestic issuers.

Nominees for Director

Our nominating and corporate governance committee has recommended director nominees for selection by our board of directors, and our board of directors has nominated, Shlomi Ben Haim, Jessica Neal and Jeff Horing as nominees for re-election as a Class I director. If elected, Ms. Neal and Messrs. Horing and Ben Haim will serve as Class I directors until the 2024 annual general meeting or until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. For more information concerning the nominees, please see the section entitled “Board of Directors and Corporate Governance.”

Ms. Neal and Messrs. Horing and Ben Haim have agreed to serve as directors if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the annual general meeting, proxies will be voted for any nominee who may be proposed by our nominating and corporate governance committee and designated by the present board of directors to fill the vacancy.

Proposed Resolution

Shareholders are being asked to adopt the following resolution:

“RESOLVED, to re-elect Ms. Neal and Messrs. Horing and Ben Haim to serve as a director of the Company to hold office until our 2024 annual general meeting of shareholders or until their respective successors are duly elected and qualified or until such director’s earlier death, resignation or removal.”

Required Vote

The affirmative vote of the holders of a majority of the shares represented at the Annual General Meeting in person or by proxy and voting on the foregoing resolution is required. Each director nominee shall be voted separately.

Board Recommendation

Our board of directors recommends a vote “FOR” Proposal 1.

PROPOSAL NUMBER 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Under the Companies Law and our amended and restated articles of association, the shareholders of our Company are authorized to appoint the Company’s independent auditors. Under our amended and restated articles of association, our board of directors (or a committee, if it is so authorized by the board of directors) is authorized to determine the independent auditor’s remuneration. In addition, the approval by our audit committee of the independent auditor’s re-appointment and remuneration is required under the listing rules of the Nasdaq. Following the recommendation by our audit committee and board of directors, it is proposed that Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global (“EY”), be reappointed as the independent auditors of the Company for the period ending at the close of the next annual general meeting.

A representative of EY is expected to be telephonically present at the annual general meeting, where he or she will be available to respond to appropriate questions and, if he or she desires, to make a statement.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents the aggregate fees billed for professional audit services and other services rendered to us by EY for our fiscal years ended December 31, 2020 and 2019.

	Fiscal Year Ended
	2020	2019
Audit Fees(1)	$1,093,480	$176,689
Audit-related Fees	—	—
Tax Fees(2)	19,862	11,350
All Other Fees(3)	173,167	141,975

Total Fees	$1,286,509	$330,014

(1)

“Audit Fees” consist of professional services rendered in connection with the audit of our consolidated financial statements and review of our quarterly consolidated financial statements and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. Fees for 2020 also included fees billed for professional services rendered in connection with our initial public offering in September 2020.

(2)	“Tax Fees” consist of fees for professional services for tax compliance, tax advice and tax planning.
(3)	“All other fees” consists of fees for services provided in connection with the assessment and reports of our compliance programs.

Auditor Independence

In 2020, there were no other professional services provided by EY that would have required our audit committee to consider their compatibility with maintaining the independence of EY.

Audit and Non-Audit Services Pre-Approval Policy

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee (or its delegate) may pre-approve services to be performed by our independent registered public accounting firm without consideration of specific case-by-case services or may require the specific pre-approval of the committee, in either case, in order to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to EY for our fiscal years ended December 31, 2020 and 2019 were pre-approved by our audit committee.

Proposed Resolution

Shareholders are being asked to adopt the following resolution:

“RESOLVED, to approve and ratify the re-appointment of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, as the independent auditors of the Company for the period ending at the close of the next annual general meeting.”

Required Vote

The affirmative vote of the holders of a majority of the shares represented at the Annual General Meeting in person or by proxy and voting on the foregoing resolution is required.

Board Recommendation

Our board of directors recommends a vote “FOR” Proposal 2.

Report of the Audit Committee

The audit committee of our board of directors is responsible for assisting our board of directors in fulfilling its oversight responsibilities regarding the Company’s financial accounting and reporting processes, system of internal control, audit process, and process for monitoring compliance with laws and regulations.

Management of the Company has the primary responsibility for preparing the Company’s consolidated financial statements as well as establishing and maintaining the integrity of the Company’s financial reporting process, accounting principles and internal controls. Kost Forer Gabbay & Kasierer-Ernst & Young Israel, a member of Ernst & Young Global, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s consolidated financial statements and expressing an opinion as to the conformity of such financial statements with U.S. generally accepted accounting principles.

In this context, the audit committee of our board of directors reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2020 with the Company’s management and Kost Forer Gabbay & Kasierer-Ernst & Young Israel. To ensure independence, the audit committee of our board of directors met separately with Kost Forer Gabbay & Kasierer-Ernst & Young Israel and members of the Company’s management. These reviews included discussion with the independent registered public accounting firm of matters required to be discussed pursuant to Auditing Standard No. 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board (“PCAOB”). In addition, the audit committee of our board of directors received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB requiring independent registered public accounting firms to annually disclose in writing all relationships that, in their professional opinion may reasonably be thought to bear on independence, to confirm their perceived independence and to engage in a discussion of independence, and it has discussed with Kost Forer Gabbay & Kasierer-Ernst & Young Israel its independence from the Company.

Based on the reviews and discussions described above, the audit committee of our board of directors recommended to the board of directors the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the board of directors:

Barry Zwarenstein (Chair)

Elisa Steele

Andy Vitus

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

PROPOSAL NUMBER 3

TO APPROVE CHANGES TO THE COMPENSATION OF

SHLOMI BEN HAIM, THE CHIEF EXECUTIVE OFFICER OF THE COMPANY

Background

The Companies Law requires that the terms of service and employment of a company’s chief executive officer, or the CEO, be approved by the company’s compensation committee, board of directors, and the shareholders of the company.

Our compensation committee and board of directors have approved the terms of service and employment of Mr. Ben Haim in accordance with the Companies Law. The proposed changes to the CEO’s compensation were approved first by our compensation committee and second by the board or directors, while considering, among other factors, Mr. Ben Haim’s performance and contribution to us in general, his experience, the terms of our Compensation Policy, and other factors as required by the Companies Law.

As part of a long-term retention plan and in light of Mr. Ben Haim’s performance and contribution to the Company in the past years, it is proposed to approve the following amendments to Mr. Ben Haim’s compensation arrangement as our CEO:

1.	an increase of Mr. Ben Haim’s annual salary by $17,000 to $450,000 from $433,000, effective as of April 1, 2021 (the “Ben Haim Base Salary Increase”);

2.

an increase in the annual target bonus opportunity of Mr. Ben Haim from 50% of Mr. Ben Haim’s annual base salary to 60% of Mr. Ben Haim’s annual base salary, effective as of April 1, 2021 (the “Ben Haim Bonus Increase”); and

3.

grant of 75,500 restricted stock units covering our ordinary shares (“RSUs”), 25% of which will become vested on June 1, 2022 after which the RSUs will continue to vest on a quarterly basis over the following 12 quarters, subject to Mr. Ben Haim’s continued service (the “Ben Haim Equity Award,” and together with the Ben Haim Base Salary Increase and Ben Haim Bonus Increase, the “Ben Haim Compensation Changes”).

The Ben Haim Equity Award will also be subject to the terms and conditions of the 2020 Plan and the terms of the grant agreement to be issued to Mr. Ben Haim pursuant to the 2020 Plan, which Mr. Ben Haim will be required to sign as a condition to receiving such grant.

Mr. Ben Haim is not compensated for his role as a director. All other employment terms shall remain unchanged. For further information on the compensation terms of Mr. Ben Haim, please see the section entitled “Executive Employment Agreements”.

The shareholders vote on this matter is binding under Israeli law and not merely advisory, unlike the “say-on-pay” votes found in some proxy statements for U.S. domestic companies. If this proposal is not approved by the affirmative vote of our shareholders, the Company will not be authorized to implement the Ben Haim Compensation Changes as described in this proxy statement.

In accordance with our Compensation Policy, our compensation committee and board of directors reviewed a comprehensive benchmark analysis of peer companies, which also included a survey of compensation terms of 20 peer companies prepared by an independent compensation advisor, Compensia. The peer group was constructed with careful consideration and represents an appropriate comparison pool based on peer group of other companies operating in technology sectors which are similar in their characteristics to the Company based on characteristics such as companies’ size, revenues, market capitalization, number of employees and operating arena (in Israel or globally). The peer group was approved by our compensation committee. According to such survey, Mr. Ben Haim’s total compensation falls below the 50th percentile compared to the CEO terms of the abovementioned group of peer companies.

The proposed Ben Haim Compensation Changes were approved by our compensation committee and board of directors, reflect Mr. Ben Haim’s experience and are based on a comprehensive compensation survey provided to the compensation committee and the board of directors and the terms of our Compensation Policy. The proposed Ben Haim Compensation Changes are consistent with our Compensation Policy.

Proposed Resolution

Shareholders are being asked to adopt the following resolution:

“RESOLVED, to approve the Ben Haim Compensation Changes with respect to Mr. Ben Haim, the Company’s Chief Executive Officer, as described in the Proxy Statement, dated April __, 2021.”

Required Vote

The affirmative vote of the holders of a majority of the shares represented at the Annual General Meeting in person or by proxy and voting on the foregoing resolution is required.

Board Recommendation

Our board of directors recommends a vote “FOR” Proposal 3.

PROPOSAL NUMBER 4

TO APPROVE CHANGES TO THE COMPENSATION OF

YOAV LANDMAN, THE CHIEF TECHNOLOGY OFFICER OF THE COMPANY

Background

The Companies Law requires that the terms of service and employment of an executive which also serves as a director, be approved by the company’s compensation committee, board of directors, and the shareholders of the company.

Our compensation committee and board of directors have approved the terms of service and employment of Mr. Landman in accordance with the Companies Law. The proposed changes to Mr. Landman’s compensation were approved by first our compensation committee and second by the board of directors, while considering, among others factors, Mr. Mr. Landman’s performance and contribution to us in general, his experience, the terms of our Compensation Policy, and other factors as required by the Companies Law.

As part of a long-term retention plan and in light of Mr. Landman’s performance and contribution to the Company in the past years, it is proposed to approve the following amendments to Mr. Landman’s compensation arrangement as our Chief Technology Officer:

1.	an increase of Mr. Landman’s annual salary by $14,000 to $356,000 from $342,000, effective as of April 1, 2021 (the “Landman Base Salary Increase”); and

2.

grant of 34,100 RSUs, 25% of which will become vested on June 1, 2022 after which the RSUs will continue to vest on a quarterly basis over the following 12 quarters, subject to Mr. Landman’s continued service (the “Landman Equity Award,” and together with the Landman Base Salary Increase, the “Landman Compensation Changes”).

The Landman Equity Award will also be subject to the terms and conditions of the 2020 Plan and the terms of the grant agreement to be issued to Mr. Landman pursuant to the 2020 Plan, which Mr. Landman will be required to sign as a condition to receiving such grant.

Mr. Landman is an employee and director of the company. Mr. Landman is not compensated for his role as a director. All other employment terms shall remain unchanged.

In September 2020, we entered into a new employment agreement with Mr. Landman, including a change in control and severance agreement. Pursuant to the employment agreement, Mr. Landman will continue to serve as our Chief Technology Officer. Mr. Landman’s employment agreement provides for an annual base salary and upon compliance with predetermined performance parameters, to receive bonuses with an annual target bonus amount of up to 60% of Mr. Landman’s annual base salary, and eligibility to participate in employee benefit or group insurance plans maintained from time to time by us. Mr. Landman’s employment agreement also provides that Mr. Landman will be eligible to receive reimbursements for certain travel expenses, in accordance with our expenses reimbursement policy.

The shareholders vote on this matter is binding under Israeli law and not merely advisory, unlike the “say-on-pay” votes found in some proxy statements for U.S. domestic companies. If this proposal is not approved by the affirmative vote of our shareholders, the Company will not be authorized to implement the Landman Compensation Changes as described in this proxy statement.

In accordance with our Compensation Policy, our compensation committee and board of directors reviewed a comprehensive benchmark analysis of peer companies, which also included a survey of compensation terms of 20 peer companies prepared by an independent compensation advisor, Compensia. The peer group was constructed with careful consideration and represents an appropriate comparison pool based on peer group of other companies operating in technology sectors which are similar in their characteristics to the Company based on characteristics such as companies’ size, revenues, market capitalization, number of employees and operating arena (in Israel or globally). The peer was approved by our compensation committee. According to such survey, Mr. Landman’s total compensation falls below the 50th percentile compared to the CTO terms of the abovementioned group of peer companies.

The proposed Landman Compensation Changes were approved by our compensation committee and board of directors, reflect Mr. Landman’s experience and are based on a comprehensive compensation survey provided to the compensation committee and the board of directors and the terms of our Compensation Policy. The proposed Landman Compensation Changes are consistent with our Compensation Policy.

Proposed Resolution

Shareholders are being asked to adopt the following resolution:

“RESOLVED, to approve the Landman Compensation Changes with respect to Mr. Landman, the Company’s Chief Technology Officer, as described in the Proxy Statement, dated April __, 2021.”

Required Vote

The affirmative vote of the holders of a majority of the shares represented at the Annual General Meeting in person or by proxy and voting on the foregoing resolution is required.

Board Recommendation

Our board of directors recommends a vote “FOR” Proposal 4.

PROPOSAL NUMBER 5

TO APPROVE CHANGES TO THE COMPENSATION OF

FREDERIC SIMON, THE CHIEF DATA SCIENTIST OF THE COMPANY

Background

The Companies Law requires that the terms of service and employment of an executive which also serves as a director, be approved by the company’s compensation committee, board of directors, and the shareholders of the company.

Our compensation committee and board of directors have approved the terms of service and employment of Mr. Simon in accordance with the Companies Law. The proposed changes to Mr. Simon’s compensation were approved first by our compensation committee and second by the board of directors, while considering, among others factors, Mr. Mr. Simon’s performance and contribution to us in general, his experience, the terms of our Compensation Policy, and other factors as required by the Companies Law.

As part of a long-term retention plan and in light of Mr. Simon’s performance and contribution to the Company in the past years, it is proposed to approve the following amendments to Mr. Simon’s compensation arrangement as our Chief Data Scientist:

1.	an increase of Mr. Simon’s annual salary by $21,000 to $309,000 from $288,000, effective as of April 1, 2021 (the “Simon Base Salary Increase”); and

2.

grant of 27,700 RSUs, 25% of which will become vested on June 1, 2022 after which the RSUs will continue to vest on a quarterly basis over the following 12 quarters, subject to Mr. Simon’s continued service (the “Simon Equity Award,” and together with the Simon Base Salary Increase and the Simon Bonus Increase, the “Simon Compensation Changes”).

The Simon Equity Award will be subject to the terms and conditions of the 2020 Plan and the terms of the grant agreement to be issued to Mr. Simon pursuant to the 2020 Plan, which Mr. Simon will be required to sign as a condition to receiving such grant.

Mr. Simon is an employee and director of the company. Mr. Simon is not compensated for his role as a director. All other employment terms shall remain unchanged.

In September 2020, we entered into a new employment agreement with Mr. Simon, including a change in control and severance agreement. Pursuant to the employment agreement, Mr. Simon will continue to serve as our Chief Data Scientist. Mr. Simon’s employment agreement provides for an annual base salary and upon compliance with predetermined performance parameters, to receive bonuses with an annual target bonus amount of up to 50% of Mr. Simon’s annual base salary, and eligibility to participate in employee benefit or group insurance plans maintained from time to time by us. Mr. Simon’s employment agreement also provides that Mr. Simon will be eligible to receive reimbursements for certain travel expenses, in accordance with our expenses reimbursement policy.

The shareholders vote on this matter is binding under Israeli law and not merely advisory, unlike the “say-on-pay” votes found in some proxy statements for U.S. domestic companies. If this proposal is not approved by the affirmative vote of our shareholders, the Company will not be authorized to implement the Simon Compensation Changes as described in this proxy statement.

In accordance with our Compensation Policy, our compensation committee and board of directors reviewed a comprehensive benchmark analysis of peer companies, which also included a survey of compensation terms of 20 peer companies prepared by an independent compensation advisor, Compensia. The peer group was constructed with careful consideration and represents an appropriate comparison pool based on peer group of other companies operating in technology sectors which are similar in their characteristics to the Company based on characteristics such as companies’ size, revenues, market capitalization, number of employees and operating arena (in Israel or globally). The peer group was approved by our compensation committee. According to such survey, Mr. Simon’s total compensation falls below the 50th percentile compared to the Chief Data Scientist terms of the abovementioned group of peer companies.

The proposed Simon Compensation Changes were approved by our compensation committee and board of directors, reflect Mr. Simon’s experience and are based on a comprehensive compensation survey provided to the compensation committee and the board of directors and the terms of our Compensation Policy. The proposed Simon Compensation Changes are consistent with our Compensation Policy.

Proposed Resolution

Shareholders are being asked to adopt the following resolution:

“RESOLVED, to approve of the Simon Compensation Changes with respect to Mr. Simon, Company’s Chief Data Scientist, as detailed in the Proxy Statement, dated April __, 2021.”

Required Vote

The affirmative vote of the holders of a majority of the shares represented at the Annual General Meeting in person or by proxy and voting on the foregoing resolution is required.

Board Recommendation

Our board of directors recommends a vote “FOR” Proposal 5.

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers as of March 1, 2021:

Name	Age	Position
Executive Officers:
Shlomi Ben Haim	51	Chief Executive Officer and Chairman of the Board
Tali Notman	39	Chief Revenue Officer
Jacob Shulman	50	Chief Financial Officer
Yoav Landman	49	Chief Technology Officer

For Mr. Ben Haim’s biography, see “Nominees for Director.” For Mr. Landman’s biography, see “Continuing Directors.”

Tali Notman

Ms. Notman has served as our Chief Revenue Officer since January 2019, Vice President, Sales from May 2015 to December 2018 and previously served as our Director of Sales from September 2012 to April 2015 and as our Customer and Community Relation Manager from June 2011 to September 2012. From December 2007 to September 2010, she was the Director of Human Resources at AlphaCSP. Ms. Notman holds a B.A. in Social Sciences and a Masters in Legal Studies from Bar-Ilan University, Israel.

Jacob Shulman

Mr. Shulman has served as our Chief Financial Officer since May 2018. From June 2007 to May 2018, he was with Mellanox Technologies, Ltd., a supplier of computer networking products, most recently as Chief Financial Officer from November 2012 to May 2018, Vice President of Finance from March 2012 until November 2012 and Corporate Controller from June 2007 to March 2012. Mr. Shulman holds a B.A. in Accounting and Economics from Tel Aviv University School of Management in Israel and an M.B.A. from College of Management Academic Studies, Israel.

EXECUTIVE COMPENSATION

Current Compensation Policy

As approved by our shareholders, and as required by the Companies Law, we have adopted a compensation policy regarding the terms of office and employment of its “office holders” (as defined above), including cash compensation, equity-based awards, releases from liability, indemnification and insurance, severance and other benefits. Each of the named executive officers is an “office holder” within the meaning of the Companies Law. The Compensation Policy is reviewed from time to time by our compensation committee and our board of directors to ensure its appropriateness.

Our Compensation Policy is designed to promote retention and motivation of directors and executive officers, incentivize superior individual excellence, align the interests of our directors and executive officers with our long-term performance, and provide a risk management tool. To that end, a portion of an executive officer’s compensation package is targeted to reflect our short and long-term goals, as well as the executive officer’s individual performance. On the other hand, our Compensation Policy includes measures designed to reduce the executive officer’s incentives to take excessive risks that may harm us in the long-term, such as limits on the value of cash bonuses and equity-based compensation, limitations on the ratio between the variable and the total compensation of an executive officer, and minimum vesting periods for equity-based compensation.

Our Compensation Policy also addresses our executive officers’ individual characteristics (such as his or her respective position, education, scope of responsibilities, and contribution to the attainment of our goals) as the basis for compensation variation among our executive officers and considers the internal ratios between compensation of our executive officers and directors and other employees. Pursuant to our Compensation Policy, the compensation that may be granted to an executive officer may include: base salary, annual bonuses, and other cash bonuses (such as a signing bonus and special bonuses with respect to any special achievements, such as outstanding personal achievement, outstanding personal effort, or outstanding company performance), equity-based compensation, benefits, and retirement and termination of service arrangements. All cash bonuses are limited to a maximum amount linked to the executive officer’s base salary.

An annual cash bonus may be awarded to executive officers upon the attainment of pre-set periodic objectives and individual targets. The annual cash bonus that may be granted to our executive officers other than our CEO will be based on performance objectives and a discretionary evaluation of the executive officer’s overall performance by our CEO and subject to minimum thresholds. The annual cash bonus that may be granted to executive officers other than our CEO may alternatively be based entirely on a discretionary evaluation. Furthermore, our CEO will be entitled to approve performance objectives for executive officers who report to him. The performance objectives and the weight to be assigned to each achievement in the overall evaluation will be based on overall company performance measures, which may be based on actual financial and operational results, such as (but not limited to) revenues, operating income and cash flow, and may further include divisional or personal objectives, which may include operational objectives, such as (but not limited to) market share, initiation of new markets and operational efficiency, customer focused objectives, project milestones objectives and investment in human capital objectives, such as employee satisfaction, employee retention and employee training and leadership programs.

The measurable performance objectives of our CEO will be determined annually by our compensation committee and board of directors. A portion of the CEO’s annual cash bonus may be based on a discretionary evaluation of the CEO’s overall performance by the compensation committee and the board of directors, based on quantitative and qualitative criteria. The measurable performance (which include the objectives and the weight to be assigned to each achievement in the overall evaluation) will be based on overall company performance measures and personal objectives. Company objectives may include actual financial and operational results, such as (but not limited to) revenues, sales, operating income, cash flow or our annual operating plan and long-term plan.

The equity-based compensation under our Compensation Policy for our executive officers (including members of our board of directors) is designed in a manner consistent with the underlying objectives in determining the base salary and the annual cash bonus, with its main objectives being to enhance the alignment between the executive officers’ interests with our long-term interests and those of our shareholders and to strengthen the retention and the motivation of executive officers in the long term. Our Compensation Policy provides for executive officer compensation in the form of equity-based awards, such as share options, restricted shares and restricted share units, in accordance with our share incentive plan then in place. All equity-based incentives granted to executive officers shall be subject to vesting periods in order to promote long-term retention of the awarded executive officers. The equity-based compensation shall be granted from time to time and be individually determined and awarded according to the performance, educational background, prior experience, qualifications, role, and the personal responsibilities of the executive officer.

In addition, our Compensation Policy contains compensation recovery, or clawback provisions, in the event of an accounting restatement, provisions which allow us under certain conditions to recover bonuses, bonus compensation or performance-based equity compensation paid in excess, enable our Chief Executive Officer to approve an immaterial change in the terms of employment of an executive officer who reports directly to him (provided that the changes of the terms of employment are in accordance with our Compensation Policy) and allow us to exculpate, indemnify, and insure our executive officers and directors to the maximum extent permitted by Israeli law, subject to certain limitations set forth therein.

Our Compensation Policy also provides for compensation to the members of our board of directors either (i) in accordance with the amounts provided in the Companies Regulations (Rules Regarding the Compensation and Expenses of an External Director) of 2000, as amended by the Companies Regulations (Relief for Public Companies Traded in Stock Exchange Outside of Israel) of 2000, as such regulations may be amended from time to time, or (ii) in accordance with the amounts determined in our Compensation Policy.

Our Compensation Policy, which was approved by our board of directors and shareholders on August 30, 2020, became effective upon the closing of our initial public offering. Under the Companies Law, our Compensation Policy shall remain in effect for a term of five years from the closing of our initial public offering.

Processes and Procedures for Compensation Decisions

In accordance with the Companies Law, the decisions with respect to fiscal 2020 executive officer compensation, including the compensation of our named executive officers, are governed by our Compensation Policy for directors and officers, and made by our compensation committee and board of directors, with input from our chief executive officer (except with respect to his own compensation) and Compensia, an independent compensation consultant within the meaning of the rules of the SEC and Nasdaq. Compensia was engaged by our compensation committee pursuant to the authority delegated under its charter and serves at the discretion of the compensation committee.

Our compensation committee believes our CEO has valuable insight into the day-to-day contributions of our executive officers, and solicits the advice and input from him with respect to performance objectives under our annual bonus plan and target compensation levels for our executive officers, including our named executive officers, which are later being reviewed and approved by the board of directors. Our CEO does not provide input on his own compensation, which is determined by our compensation committee and the board of directors in accordance with the Companies Law. At the request of our compensation committee, Compensia provides an assessment of the competitiveness of our executive compensation program as compared with our competitors, and our compensation committee uses this assessment as one of several factors in approving target levels of compensation for each executive officer. Other factors our compensation committee considers in setting executive compensation include one or more of the following: individual performance and skills, management input, internal relative alignment of compensation levels, anticipated future contributions to our company, and the judgment and experience of the members of our compensation committee.

Our named executive officers for the fiscal year ended December 31, 2020, which consist of our principal executive officer and the next two most highly compensated executive officers who were serving as executive officers as of December 31, 2020 are:

•	Shlomi Ben Haim, our President, Chief Executive Officer and Director;

•	Jacob Shulman, our Chief Financial Officer; and

•	Tali Notman, our Chief Revenue Officer

Summary Compensation Table

The following table presents information concerning the total compensation of our named executive officers, or NEOs, for services rendered to us in all capacities during the years ended December 31, 2020 and 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)(1)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Shlomi Ben Haim, Chief Executive Officer	2020	443,333	149,405	(3)	—	25,969,446	42,601	66,263	(4)	26,671,048
	2019	431,749	—		—	—	—	33,454	(5)	465,203
Tali Notman, Chief Revenue Officer	2020	338,333	—		2,314,075	—	359,771	9,038	(6)	3,021,217
	2019	315,000	50,000	(7)	—	—	354,276	21,994	(8)	741,270
Jacob Shulman, Chief Financial Officer	2020	377,267	—		2,038,236	—	139,465	10,566	(6)	2,565,534
	2019	346,061	—		—	—	141,799	8,400	(6)	496,260

(1)

Amounts reported represent the aggregate grant date fair value of equity awards granted to our executives, calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(2)

The amounts reported represent payments made to applicable NEOs under our commission arrangements. Our commission agreements provide for annual payments based on net new annual recurring revenue and/or quarterly payments based on total contract value from bookings.

(3)	The amount reported represents discretionary bonus paid to Mr. Ben Haim.
(4)

The amount reported represents expenses in the amount of $35,423 reimbursed by us to Mr. Ben Haim and an additional amount of $30,840 sufficient to make such reimbursements tax neutral to Mr. Ben Haim.

(5)	The amount reported represents expenses reimbursed by us for personal trips to Israel by Mr. Ben Haim and his immediate family members in 2019, including hotel, airfare, and rental car expenses.
(6)	The amounts reported represents the company contributions made under our 401(k) plan.
(7)	The amount reported represents a discretionary bonus paid to Ms. Notman in July 2019 for the company achieving an annual recurring revenue milestone.
(8)

The amount reported represents (i) expenses reimbursed by us for personal trips to Israel by Ms. Notman and her immediate family members in 2019, including hotel, airfare, and rental car expenses, in the aggregate amount of $13,594, and (ii) company contributions of $8,400 made under our 401(k) plan.

Outstanding Equity Awards at Year-End

The following table presents information concerning all outstanding equity awards held by each of our NEOs as of December 31, 2020:

			Option Awards						Share Awards
Named Executive Officer	Grant Date		Number of Securities Underlying Unexercised Options # Exercisable		Number of Securities Underlying Unexercised Options # Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested		Market Value of Shares That Have Not Vested ($)(1)
Shlomi Ben Haim	9/16/2020	(2)	—		—		—	—	529,195	(3)	33,249,321
Tali Notman	5/12/2015	(4)	70,000		—		0.18	5/12/2025	—		—
	11/27/2018	(4)	40,000	(5)	60,000	(5)	5.44	11/27/2028	—		—
	2/3/2020	(6)	—		50,000	(5)	15.12	2/3/2030	—		—
	7/29/20	(6)	—		100,000	(5)	23.00	7/29/2030	—		—
Jacob Shulman	7/31/2018	(4)	—		435,000	(7)	2.38	7/31/2018	—		—
	2/3/2020	(6)	—		50,000	(5)	15.12	2/3/2030	—		—
	7/29/2020	(6)	—		85,000	(5)	23.00	7/29/2030	—		—

(1)

The market value of the share awards that have not vested is calculated by multiplying the number of shares by the fair market value per share of ordinary shares on December 31, 2020, or $62.83 per share.

(2)	The outstanding restricted stock unit award was granted pursuant to a stand-alone restricted stock unit award agreement between Mr. Ben Haim and us.
(3)	These shares fully vest on the first annual anniversary of our initial public offering, or September 16, 2021, subject to Mr. Ben Haim’s continued service with us through the applicable vesting date.
(4)	Each of the outstanding option awards was granted pursuant to our 2011 Israeli Share Option Plan (“2011 Plan”).
(5)

One-fifth of the shares subject to the option vested on 1st anniversary of grant date, and the remaining shares subject to the option vest in 16 equal quarterly installments thereafter, subject to continued service through the applicable vesting date.

(6)	Each of the outstanding option awards was granted pursuant to our 2020 Plan.
(7)

One-fifth of the shares subject to the option vested on May 7, 2019, and the remaining shares subject to the option vest in four equal annual installments thereafter, subject to continued service through the applicable vesting date.

Executive Employment Agreements

Shlomi Ben Haim

In September 2020, we entered into a new offer letter with Mr. Ben Haim effective on September 1, 2020. Pursuant to the offer letter, Mr. Ben Haim will continue to serve as our Chief Executive Officer on an “at will” basis. Mr. Ben Haim’s offer letter provides for an annual base salary of $433,000 (which will be increased to $450,000 effective as of April 1, 2021 if our shareholders approve the Ben Haim Compensation Changes), eligibility, upon compliance with predetermined performance parameters, to receive bonuses with an annual target bonus amount equal to 50% of Mr. Ben Haim’s annual base salary (which will be increased to 60% effective as of April 1, 2021 if our shareholders approve the Ben Haim Compensation Changes), and eligibility to participate in employee benefit or group insurance plans maintained from time to time by us.

Mr. Ben Haim’s offer letter also provides that Mr. Ben Haim will be eligible to receive reimbursements for certain expenses incurred by him related to his relocation from Israel to the United States, up to a maximum amount of $50,000 per calendar year, in accordance with our standard expenses reimbursement policy, and we will provide Mr. Ben Haim with additional amounts sufficient to make such reimbursements tax neutral to Mr. Ben Haim.

If Mr. Ben Haim’s employment is relocated to Israel, no additional reimbursements will be provided to Mr. Ben Haim for relocation expenses incurred more than 90 days after the date of such relocation, but we will provide Mr. Ben Haim with a lump sum payment of $35,000 within 30 days following the date of such relocation.

Tali Notman

In September 2020, we entered into a new offer letter with Ms. Notman effective on September 1, 2020. Pursuant to the offer letter, Ms. Notman will continue to serve as our Chief Revenue Officer on an “at will” basis. Ms. Notman’s offer letter provides for an annual base salary of $385,000 (which will be increased to $400,000 effective as of April 1, 2021), eligibility, upon compliance with predetermined performance parameters, to receive bonuses with an annual target bonus amount equal to 100% of Ms. Notman’s annual base salary, and eligibility to participate in employee benefit or group insurance plans maintained from time to time by us.

Jacob Shulman

In September 2020, we entered into a new offer letter with Mr. Shulman effective on September 1, 2020. Pursuant to the offer letter, Mr. Shulman will continue to serve as our Chief Financial Officer on an “at will” basis. Mr. Shulman’s offer letter provides for an annual base salary of $410,000 (which will be increased to $426,000 effective as of April 1, 2021), eligibility, upon compliance with predetermined performance parameters, to receive bonuses with an annual target bonus amount equal to 60% of Mr. Shulman’s annual base salary, and eligibility to participate in employee benefit or group insurance plans maintained from time to time by us.

Potential Payments upon Termination or Change in Control

In September 2020, we entered into a new change in control and severance agreement with each of our named executive officers, with each agreement effective on September 1st, 2020.

Pursuant to each change in control and severance agreement, if we terminate the employment of an executive without “cause” (excluding terminations due to death or disability) or the executive resigns for “good reason” (as such terms are defined in the applicable agreement), and, within 60 days following such termination, the executive executes a waiver and release of claims in our favor that becomes effective and irrevocable, the executive will be entitled to receive (i) a lump sum payment equal to 6 months (12 months with respect to Mr. Ben Haim) of the executive’s then current annual base salary, (ii) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for the executive and the executive’s respective dependents for up to 6 months (12 months with respect to Mr. Ben Haim), and (iii) with respect to Mr. Ben Haim, a lump sum severance relocation payment of $35,000.

Pursuant to each change in control and severance agreement, if, within the 3 month period prior to or the 12 month period following a “change of control” (as defined in the applicable agreement), we terminate the employment of an executive without cause (excluding death or disability) or the executive resigns for good reason, and, within 60 days following such termination, the executive executes a waiver and release of claims in our favor that becomes effective and irrevocable, the executive will be entitled to receive (i) a lump sum payment equal to 12 months (18 months with respect to Mr. Ben Haim) of the executive’s then current annual base salary, (ii) a lump sum payment equal to the executive’s pro rata target annual bonus amount for the year of termination, (iii) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for the executive and the executive’s respective dependents for up to 12 months (18 months with respect to Mr. Ben Haim), (iv) vesting acceleration as to 100% of the then-unvested shares subject to each of the executive’s then outstanding equity awards (and in the case of awards with performance vesting, unless specified in the applicable award agreement governing such award, all performance goals will be deemed achieved at target levels), and (v) with respect to Mr. Ben Haim, a lump sum severance relocation payment of $35,000.

Pursuant to each change in control and severance agreement, in the event any payment to an executive would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, as amended, or the Code (as a result of a payment being classified as a parachute payment under Section 280G of the Code), the executive will receive such payment as would entitle the executive to receive the greatest after-tax benefit, even if it means that we pay the executive a lower aggregate payment so as to minimize or eliminate the potential excise tax imposed by Section 4999 of the Code.

Share Compensation Plan Information

The following table summarizes information about our share compensation plans as of December 31, 2020. Information is included for equity compensation plans approved by our shareholders. We do not have any non-stockholder approved equity compensation plans.

Plan Category	(a) Total Number of Securities Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)		(b) Weighted- average Exercise Price Of Outstanding Options, Warrants and Rights($)(2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	13,365,239	(3)	6.50	12,064,306	(4)
Equity compensation plans not approved by security holders	—		—	—
Total	13,365,239		6.50	12,064,306

(1)	Prior to our initial public offering, we granted awards under our 2011 Plan. Following our initial public offering, we granted awards under our 2020 Plan.
(2)	The weighted average price does not reflect the shares that will be issued upon the vesting of restricted share units, which have no exercise price.
(3)

The number consists of 13,075,489 shares to be issued upon exercise of options to purchase ordinary shares under our 2011 Plan and 289,750 shares to be issued upon the vesting of restricted share units under our 2020 Plan.

(4)

As of December 31, 2020, an aggregate of 9,964,306 ordinary shares, par value NIS 0.01 per share were available for issuance under the 2020 Plan and 2,100,000 ordinary shares were available for issuance under the 2020 Employee Share Purchase Plan (“2020 ESPP”). The 2020 Plan provides that on the first day of each year beginning on January 1, 2021, the number of Ordinary Shares available for issuance thereunder is automatically increased by a number equal to the least of (i) 9,100,000 shares, (ii) 5% of the outstanding shares of our Ordinary Shares as of the last day of our immediately preceding fiscal year or (iii) such other amount as our board of directors may determine. The ESPP provides that on the first day of each year beginning January 1, 2021, the number of Ordinary Shares available for issuance thereunder is automatically increased by a number equal to the least of (i) 2,100,00 shares, (ii) 1% of the outstanding shares of all classes of our common stock as of the last day of our immediately preceding fiscal year or (iii) such other amount as our board of directors may determine. On January 1, 2021, the number of Ordinary Shares available for issuance under the 2020 Plan and the 2020 ESPP increased by 5,307,818 shares and 922,570 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.

Other Policies

Our insider trading policy prohibits directors, officers, employees, consultants, contractors and other agents (e.g., independent contractors) from engaging in transactions in publicly traded options, such as puts and calls, and other derivative securities with respect to our securities. This prohibition extends to any hedging or similar transactions designed to decrease the risks associated with holding our securities. Share options, share appreciation rights and other securities issued pursuant to Company benefit plans or other compensatory arrangements with the Company are not subject to the prohibition described in this paragraph.

RELATED PERSON TRANSACTIONS

Related Person Transactions

The following is a summary of transactions since January 1, 2020 to which we have been or will be a party, in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors, nominees for director, promoters or beneficial holders of more than 5% of any class of our capital share, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest, other than compensation arrangements which are described under the section of this proxy statement titled “Executive Compensation.”

In September 2020, we entered into an employment agreement and change in control and severance agreement with Mr. Simon. Pursuant to the employment agreement, Mr. Simon will continue to serve as our Chief Data Scientist. Mr. Simon’s September 2020 employment agreement provides for an annual base salary of $280,000, and eligibility, upon compliance with predetermined performance parameters, to receive bonuses with an annual target bonus amount equal to 50% of Mr. Simon’s annual base salary. Mr. Simon’s September 2020 employment agreement also provides for a notice period in accordance with applicable law for termination of the agreement by us or by Mr. Simon, during which time he will continue to receive base salary and benefits. The agreement also contains customary provisions regarding non-competition, confidentiality of information and assignment of inventions. However, the enforceability of the non-competition provisions may be limited under applicable law. On February 22, 2021, our board of directors approved an increase Mr. Simon’s annual base salary to $309,000, subject to shareholder approval. As contained within this proxy statement, the company also intends to grant Mr. Simon 27,700 RSUs, 25% of which will become vested on June 1, 2022 after which the RSUs will continue to vest on a quarterly basis over the following 12 quarters, subject to Mr. Simon’s continued service.

Limitation of Liability and Indemnification of Officers and Directors

Our amended and restated articles of association permit us to exculpate, indemnify, and insure certain of our office holders to the fullest extent permitted by the Companies Law. We have entered into agreements with certain office holders, exculpating them from a breach of their duty of care and undertaking to indemnify them, each to the fullest extent permitted by law, subject to certain exceptions.

We maintain liability insurance for our directors and officers, including insurance against liability under the Securities Act, and we intend to enter into agreements with our directors and executive officers to provide contractual indemnification to bear attorneys’ fees and costs that are not otherwise covered by insurance for directors prevailing in a third-party action.

We believe that this insurance and these agreements are necessary to attract qualified directors and executive officers.

These agreements may discourage shareholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and executive officers, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these insurance agreements.

Certain of our non-employee directors may, through their relationship with their employers or partnerships, be insured against certain liabilities in their capacity as members of our board of directors.

Policies and Procedures for Related Party Transactions

In connection with our initial public offering, our audit committee and board of directors approved a Related Party Transactions Policy which provides that our audit committee has the primary responsibility for reviewing and recommending to the board of directors to approve or disapprove “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. Our policy regarding transactions between us and related persons provides that a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our ordinary shares, in each case since the beginning of the most recently completed year and any of their immediate family members. Our audit committee charter provides that our audit committee shall review and approve or disapprove any related party transactions.

SECURITY OWNERSHIP

The following table sets forth the beneficial ownership of our capital share as of March 1, 2021 by:

•	each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our ordinary shares;

•	each of our named executive officers;

•	each of our directors and nominees for director; and

•	all executive officers and directors as a group.

Applicable percentage ownership is based on 93,313,008 shares of our ordinary shares outstanding at March 1, 2021. Shares of ordinary shares issuable upon the exercise of share options exercisable or pursuant to RSUs that are subject to vesting conditions within 60 days of March 1, 2021, are deemed to be outstanding and beneficially owned by the person holding the options, or the RSUs, for the purpose of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person.

Unless otherwise indicated in the footnotes below, each shareholder named in the following table possesses sole voting and investment power over the shares listed. The information does not necessarily indicate beneficial ownership for any other purpose. Unless otherwise noted below, the address of each person listed on the table is c/o JFrog Ltd., 270 E. Caribbean Drive, Sunnyvale, CA 94089.

	Ordinary Shares
Name of Beneficial Owner	Number	Percent
Named Executive Officers and Directors:
Shlomi Ben Haim	5,130,363	5.5
Tali Notman(1)	488,250	*
Jacob Shulman(2)	302,500	*
Jeff Horing(3)	4,999,036	5.4
Yoav Landman	7,304,757	7.8
Jessica Neal(4)	12,500	*
Yossi Sela(5)	9,529,495	10.2
Frederic Simon	5,636,675	6.0
Elisa Steele(6)	12,500	*
Andy Vitus(7)	2,309,222	2.5
Barry Zwarenstein(8)	15,625	*
All executive officers and directors as a group (11 persons)(9)	35,740,923	38.3
Greater than 5% Shareholders:
Entities affiliated with Gemini Israel Ventures(10)	9,529,495	10.2
Sapphire Ventures Fund II, L.P.(11)	8,102,173	8.7
Entities affiliated with Insight Partners(12)	4,926,859	5.3
Entities affiliated with Dell, Inc.(13)	6,792,872	7.3

*	Represents beneficial ownership of less than 1%.
(1)	Consists of (i) 360,750 ordinary shares held of record by Ms. Notman and (ii) 127,500 ordinary shares exercisable within 60 days of March 1, 2021.
(2)

Consists of (i) 145,000 ordinary shares held of record by Mr. Shulman; (ii) 145,000 ordinary shares held of record by Two Ocean Trust, LLC, Trustee of Shulman 2020 Trust dated 8/5/2020; and (iii) 12,500 Ordinary shares exercisable within 60 days of March 1, 2021.

(3)

Consists of (i) 4,926,859 ordinary shares held by entities affiliated with Insight Partners, as noted in footnote (12) below and (ii) 72,177 ordinary shares held by JPH Private Investments LLC. Mr. Horing controls JPH Private Investments LLC.

(4)	Consists of 12,500 ordinary shares exercisable within 60 days of March 1, 2021.
(5)	Consists of the ordinary shares held by entities affiliated with Gemini Israel Ventures. See footnote (13) below.
(6)	Consists of 12,500 ordinary shares exercisable within 60 days of March 1, 2021.
(7)

Consists of (i) 112,045 ordinary shares held of record by Mr. Vitus and (ii) 2,197,177 ordinary shares held of record by Scale Venture Partners IV (SVP IV). Scale Venture Management IV, LLC (SVM IV) is the general partner of Scale Venture Management IV, LP, which is the general partner of SVP IV. Scale Venture Management IV LLC (SVM IV), the ultimate general partner of SVP IV, has sole voting and dispositive power with respect to the shares held by SVP IV. Mr. Vitus is a manager of SVM IV and shares voting and dispositive power with respect to the ordinary shares held by SVP IV. The address for these entities is c/o Scale Venture Partners, 950 Tower Lane, Suite 1150, Foster City, California 94404.

(8)

Consists of (i) 3,125 ordinary shares held of record by Stone River A LLC; (ii) 3,125 ordinary shares held of record by Stone River Z LLC; and (iii) 9,375 ordinary shares exercisable by Mr. Zwarenstein within 60 days of March 1, 2021.

(9)	Consists of (i) 35,566,548 ordinary shares beneficially owned by our current executive officers and directors and (ii) 174,375 ordinary shares exercisable within 60 days of March 1, 2021.
(10)

Consists of (i) 9,434,200 ordinary shares held of record by Gemini Israel V Limited Partnership (Gemini V) and (ii) 95,295 ordinary shares held of record by Gemini Partners Investors V L.P. (Gemini Partners). Gemini Capital Associates V LP (Gemini Associates LP) is the general partner of Gemini V and Gemini Capital Associates V GP, Ltd. (Gemini Associates GP) is the general partner of Gemini Associates LP. Gemini Israel Funds IV Ltd. is the general partner of Gemini Partners. Yossi Sela and Menashe Ezra are the managing partners of Gemini Associates GP and Gemini Israel Funds IV Ltd. The address for these entities is 1 Abba Eban Avenue, Merkazim 2001, Bldg A, 3rd Floor, Herzliya Israel.

(11)

Consists of 8,102,173 ordinary shares held of record by Sapphire Ventures Fund II, L.P. (the “Fund”) and may be deemed to be beneficially owned by (i) Sapphire Ventures (GPE) II, L.L.C. (the “Sapphire GP”), the general partner of the Fund and (ii) Nino N. Marakovic, a managing member of the Sapphire GP. The address for these entities is c/o Sapphire Ventures; 3408 Hillview Avenue, Building 5, Palo Alto, California 94304.

(12)	Consists of ordinary shares held of record by Insight entities as follows:

Insight Entity	Ordinary Shares Beneficially Owned
Insight Partners XI, L.P. (“IP XI”)	142,770
Insight Partners (Cayman) XI, L.P. (“IP Cayman”)	149,765
Insight Partners (Delaware) XI, L.P. (“IP Delaware”)	19,974
Insight Partners XI (Co-Investors), L.P. (“IP Coinvest”)	2,377
Insight Partners XI (Co-Investors) (B), L.P. (“IP Coinvest B”)	3,283
Insight Partners (EU) XI, S.C.Sp. (“IP EU”)	18,547
IVP (Venice), L.P. (“IVP Venice”)	178,695
Insight Venture Associates X, L.P. (“IVA X”)	42
Insight Venture Partners X, L.P. (“IVP X”)	2,203,027
Insight Venture Partners (Cayman) X, L.P. (“IVP Cayman”)	1,806,510
Insight Venture Partners (Delaware) X, L.P. (“IVP Delaware”)	349,451
Insight Venture Partners X (Co-Investors), L.P. (“IVP X Coinves”)	52,418

Jeff Horing is a member of the board of managers of Insight Holdings Group, LLC (“Holdings”). Holdings is the sole shareholder of Insight Associates XI, Ltd., which in turn is the general partner of Insight Associates XI, L.P., which in turn is the general partner of IP XI, IP Cayman, IP Delaware, IP Coinvest and IP Coinvest B. Holdings is also the sole shareholder of Insight Associates (EU) XI, SARL, which in turn is the general partner of IP EU. Holdings is also the sole shareholder of Insight Venture Associates X, Ltd., which in turn is the general partner of IVA X, which in turn is the general partner of IVP X, IVP Cayman, IVP Delware, and IVP X Coinvest. In addition, Holdings is the sole shareholder of Insight Venture Associates X, Ltd., which is the manager of IVP GP (Venice), LLC, which in turn is the general partner of IVP Venice. The principal business address for all entities and individuals affiliated with Insight Venture Partners is c/o Insight Partners, 1114 Avenue of the Americas, 36th Floor, New York, New York, 10036.

(13)

Consists of (i) 3,921,600 ordinary shares held of record by EMC Ireland Holdings (EMC Ireland), (ii) 317,302 ordinary shares held of record by EMC Corporation (EMC), and (iii) 2,553,970 ordinary shares held of record by VMware International Marketing Limited (VMware International). EMC Ireland and EMC are indirectly wholly owned by Dell Technologies Inc. (Dell) through its direct and indirect wholly owned subsidiaries. VMware International is indirectly held by EMC through its direct and indirect subsidiaries, including VMware, Inc. which has a class of equity securities listed on the New York Stock Exchange. Dell and each subsidiary in the chain of subsidiaries through which Dell owns EMC Ireland, EMC, and VMWare International has the right to elect or appoint the members of the governing body of the subsidiary below it in the legal structure of the consolidated group and, therefore, to direct the management and policies of such subsidiary. Michael S. Dell is the Chairman and CEO of Dell. Mr. Dell beneficially owns voting securities of Dell representing a majority of the total voting power of the outstanding shares of all outstanding classes of common stock of Dell and has the power to elect directors who control a majority of the total votes entitled to be cast on the Dell board of directors. As a result, Mr. Dell may be deemed to be the beneficial owner of all of the shares held by EMC Ireland, EMC and VMWare International that are beneficially owned by Dell. The address for these entities is c/o Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the SEC. Such Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms we have received and written representations from certain Reporting Persons that they filed all required reports, we believe that all of our executive officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2020, except for a late Form 3 filing, filed September 21, 2020, for Gemini Israel V Limited Partnership in connection with the inclusion of another reporting person, which was due to an administrative error.

2020 Annual Report

Our financial statements for our fiscal year ended December 31, 2020 are included in our 2020 annual report, which we will make available to shareholders at the same time as this proxy statement. You may also obtain a copy of our 2020 annual report, including the financial statements and the financial statement schedules, free of charge, by sending a written request to our Investor Relations department at JFrog Ltd., 270 E. Caribbean Drive, Sunnyvale, CA 94089 Attention: Investor Relations.

Company Website

We maintain a website at https://jfrog.com/. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

SHAREHOLDER PROPOSAL DEADLINES FOR 2022 ANNUAL GENERAL MEETING

Shareholder Proposals for Inclusion in Proxy Statement

Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual general meeting of shareholders by submitting their proposals in writing to our general counsel in a timely manner. For a shareholder proposal to be considered for inclusion in our proxy statement for our next annual general meeting of shareholders, our general counsel must receive the written proposal at our principal executive offices not later than __, 2021. In addition, shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

JFrog Ltd.

Attn: General Counsel

270 E. Caribbean Drive,

Sunnyvale, CA 94089

*********

We know of no other matters to be submitted at the 2021 Annual General Meeting. If any other matters properly come before the 2021 Annual General Meeting, the persons named in the proxy will have discretion to vote the shares of our ordinary shares they represent in accordance with their own judgment on such matters. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.

It is important that your shares be represented at the 2021 Annual General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Sunnyvale, California

April __, 2021

“PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION” ANNUAL GENERAL MEETING OF SHAREHOLDERS OF JFROG LTD. May 13, 2021 PROXY VOTING INSTRUCTIONS DXO INTERNET - Access ‘www.voteproxy.cont’ and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call tollfree 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-3500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/ phone until 11:59 PM PST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - - Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access COMPANY NUMBER ACCOUNT NUMBER NOTICE OF AVAILABILITY OF PROXY MATERIALS The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/23696/ Please detach along perforated line and mail in the envelope provided If you are not voting via telephone or the Internet. 00003333003030300100 l 051321 THE BOARD OF DIRECTORS RECOMMENDS A YOTE “FOR THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2,3,4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X Subied b applicable law and the rules of Nasdaq, in the absence of such 1. Election of Directors: instrucions, the Shares represented by properly executed and received proxies NOMINEES: will be voled “FOR” the proposed resolution bo be presented b the amual FOR AT AESTAN general meeting or any adjoum ment(s) or postponement(s) thereof by which Shlomi Ben Haim the board of diredors of the Company recommends a “FOR” vole. Jessica Neal This proxy also delegales, to the extent permitted by applicable law, discretionary authority b vote with respect b any other business which may Jeff Horing properly come before the annual general meeting or any adjoumments) or postponements) thereof. 2. To approve and ratify the re-appointment of Kost, Forer, Cabbay & Kasierer, a member of Emst & Young Sbbal, as the independent audibrs of the Company for the period ending at the closeofthe next ammual general meeting. UUOO 0000 10000 3. To approve changes to the compensation of Shlomi Ben Haim, our Chief Executive Officey. 4. To approve changes to the compensation of Yoav Landman, our Chief Technology Officer. 5. To approve changes b the compensation of Frederic Simon, our Chief Data Scientist. To change he address on your account, please check the box at night and indicate your new address in the address space a xove. Please note mai changes to the registered Yame(s) on the account may not be suwnitted via this method MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Cate: Sigrehure of Shareholder Oate: Signature of Shareholder Note: Plexe agnestyx you rame rame per on the towy. When stores are held only ch holder shoud sign. When aging x executor, administrator atane rustee or guardan plexe give full be x akh. If the agrera corporation, plexe ag full comporte name by olyautored on cer,gung bezsuti of signe is a protest.plexesign in partopreme by authonzed person.

“PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION” JFROG LTD. Proxy for Annual General Meeting of Shareholders on May 13, 2021 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Shlomi Ben Haim and Jacob Shulman, and each of them, with full power of substitution and power to act alone, as proxies to vote all the ordinary shares which the undersigned would be entitled to vote if personally present and acting at the Annual General Meeting of Shareholders of JFROG LTD, to be held on May 13, 2021 at 270 E. Caribbean Drive, Sunnyvale, California 94089, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side) 1.1 14475

“PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION” ANNUAL GENERAL MEETING OF SHAREHOLDERS OF JFROG LTD.May 13, 2021 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF AVAILABILITY OF PROXY MATERIALS:The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/23696/ Please sign, date and mail your proxy card in the envelope provided as soon as possible.Please detach along perforated line and mail in the envelope provided.00003333003030300100 1051321THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Subject to applicable law and the rules of Nasdaq, in the absence of such instructions, the Shares represented by properly executed and received proxies will be voted “FOR” the proposed resolution to be presented to the annual general meeting or any adjournment(s) or postponement(s) thereof for which the board of directors of the Company recommends a “FOR” vote.This proxy also delegates, to the extent permitted by applicable law, discretionary authority to vote with respect to any other business which may properly come before the annual general meeting or any adjournment(s) or postponement(s) thereof. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted viathis method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. 1. Election of Directors: FOR AGAINST ABSTAIN NOMINEES: Shlomi Ben Haim Jessica Neal Jeff Horing 2. To approve and ratify the re-appointment of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, as the independent auditors of the Company for the period ending at the close of the next annual general meeting. 3. To approve changes to the compensation of Shlomi Ben Haim, our Chief Executive Officer. 4. To approve changes to the compensation of Yoav Landman, our Chief Technology Officer. 5. To approve changes to the compensation of Frederic Simon, ourChief Data Scientist. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.